UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 15, 2024

LPL Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4707 Executive Drive, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(800) 877-7210

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2024, the Board of Directors (the “Board”) of LPL Financial Holdings Inc. (the “Company”) amended and restated the Company’s Sixth Amended and Restated Bylaws in connection with (i) the effectiveness of the rules of the Securities and Exchange Commission regarding universal proxy cards and (ii) amendments to the Delaware General Corporation Law (the “DGCL”).

The amendments, which followed a routine review of the Company’s corporate governance policies and practices, revise (i) Section 1.2 of the bylaws to address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including providing (a) that stockholders must include in an advance notice of a director nomination, among other things, a statement as to such stockholder’s intention to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act, (b) that, if any stockholder provides notice of intent to solicit proxies pursuant to Rule 14a-19 under the Exchange Act, (1) the Company will disregard any proxies or votes solicited for such stockholder’s nominee(s) if such stockholder subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act and (2) upon request by the Company, such stockholder must provide no later than five business days prior to the applicable meeting, reasonable evidence that such stockholder has met the requirements of Rule 14a-19(a)(3) under the Exchange Act, (c) that the Company may require any proposed nominee to furnish information reasonably requested to determine the independence, or lack thereof, of the nominee, and (d) for the avoidance of doubt, that the Company is not required to include in its proxy materials any additional or substitute nominations after the expiration of the time periods set forth in the bylaws, (ii) Section 1.4 of the bylaws to provide that communications regarding meeting adjournments are provided in accordance with the DGCL, (iii) Section 1.8 of the bylaws to provide that the white color proxy card is reserved for exclusive use by the Company and (iv) Section 1.11 of the bylaws to eliminate the requirement of having a stockholder list available at a stockholder meeting.

In addition to the amendments described above, the Board also adopted clarifying and conforming changes to other sections of the bylaws.

The foregoing summary is qualified in its entirety by the full text of the amended and restated bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Seventh Amended and Restated Bylaws of LPL Financial Holdings Inc., effective February 15, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Gregory M. Woods
Name: Gregory M. Woods
Title: Secretary

Dated: February 20, 2024